Exhibit 99.1

      AmSouth Reports Record Fourth Quarter Net Income of $158.6 Million on
           Higher Revenues; 2003 Earnings Reach Record $626.1 Million

    To hear a webcast of the conference call with analysts at 2 p.m. CST, Jan. 13, go to www.amsouth.com and click on the webcast link under "Message Center." For supplemental financial information about the fourth quarter and 2003 results, visit the Investor Relations Resource Center on AmSouth's web site at www.amsouth.com/irrc.


    BIRMINGHAM, Ala.--(BUSINESS WIRE)--Jan. 13, 2004--AmSouth Bancorporation (NYSE:ASO) today reported earnings in the fourth quarter ended Dec. 31, 2003, of $.45 per diluted share, a 2.3 percent increase from $.44 per diluted share in the fourth quarter of 2002. Net income for the fourth quarter of 2003 was $158.6 million versus $155.2 million for the same period in 2002.
    For the year, reported earnings were $626.1 million compared with $609.1 million in 2002. Diluted earnings per share were $1.77 for the year, a 5.4 percent increase from $1.68 per share in 2002. Return on equity for 2003 was 20 percent, return on assets was 1.47 percent and the efficiency ratio was 52 percent.
    "AmSouth delivered solid results throughout 2003, driven by improving loan demand and strong deposit growth," said Dowd Ritter, AmSouth's chairman, president and chief executive officer. "With good momentum in all of our lines of business, we enter 2004 focused on growth opportunities and enhanced performance."
    AmSouth's fourth quarter performance resulted in a return on average equity of 20 percent, a return on average assets of 1.41 percent and an efficiency ratio of 52 percent.
    Net interest income for the quarter increased 17.9 percent on an annualized basis compared to the third quarter, reaching $358.8 million. The net interest margin rose to 3.61 percent in the fourth quarter, compared to 3.60 percent in the third quarter. Total revenue increased 6.9 percent annualized compared with the previous quarter.
    Average loans grew by $2.4 billion in the fourth quarter, or 9 percent, to $29.3 billion compared with the same quarter in 2002, while total deposits grew $2.9 billion, or 11 percent.
    Noninterest income, which includes earnings from trust, investment management services and other sources of fee income, was $223.4 million, an increase of $31.2 million or 16 percent compared with the same quarter in 2002. Fourth quarter noninterest expenses were $310.8 million, an increase of 12 percent compared with the same quarter in 2002.
    Net charge-offs were .60 percent of average net loans in the fourth quarter of 2003, compared with .58 percent in the previous quarter. The ratio of loan loss reserves to total loans was 1.31 percent, down one basis point from the previous quarter.
    Total nonperforming assets at Dec. 31, 2003, were $147.8 million, or .50 percent of loans net of unearned income, foreclosed properties and repossessions, compared to $161.8 million or .55 percent in the previous quarter.

    About AmSouth

    AmSouth is a regional bank holding company with $46 billion in assets, more than 650 branch banking offices and over 1,200 ATMs. AmSouth operates in Tennessee, Alabama, Florida, Mississippi, Louisiana and Georgia. AmSouth is a leader among regional banks in the Southeast in several key business segments, including consumer and commercial banking, small business banking, mortgage lending, equipment leasing, annuity and mutual fund sales, and trust and investment management services. AmSouth also offers a complete line of banking products and services at its web site, www.amsouth.com.

    Forward Looking Statements

    Statements made in this document which are not purely historical are forward-looking statements as defined in the "Private Securities Litigation Reform Act of 1995," including any statements regarding descriptions of management's plans, objectives or goals for future operations, products or services, and forecasts of its revenues, earnings or other measures of performance.
    Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. A number of factors -- many of which are beyond AmSouth's control -- could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. AmSouth's most recent annual report on Form 10-K for the year ended December 31, 2002, and quarterly reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 2003, describe factors which could cause results to differ materially from management's current expectations. Such factors include, but are not limited to: the execution of AmSouth's strategic initiatives; legislation and regulation; general economic conditions, especially in the Southeast; the performance of the stock and bond markets; changes in interest rates, yield curves and interest rate spread relationships; prepayment speeds within the loan and investment security portfolios; deposit flows; the cost of funds; cost of federal deposit insurance premiums; demand for loan products; demand for financial services; competition; changes in the quality or composition of AmSouth's loan and investment portfolios including capital market inefficiencies that may affect the marketability and valuation of available-for-sale securities; changes in accounting and tax principles, policies or guidelines; other economic, competitive, governmental, and regulatory factors affecting AmSouth's operations, products, services and prices; unexpected judicial actions and developments; results of investigations, examinations, and reviews of regulatory and law enforcement authorities; and the outcome of litigation, which is inherently uncertain and depends on the findings of judges and juries. To the extent that terrorist attacks or other hostilities, including geopolitical conflicts, cause a prolonged negative impact on the economy, the effects may include: adverse changes in customers' borrowing, investing or spending patterns; market disruptions; adverse effects on the performance of the United States and foreign equity markets; currency fluctuations; exchange controls; restriction of asset growth; negative effects on credit quality; and other effects that could adversely impact the performance, earnings and revenue growth of the financial services industry, including AmSouth.
    Forward-looking statements speak only as of the date they are made. AmSouth does not undertake a duty to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.


                               Unaudited
                        AmSouth Bancorporation
                     SUMMARY FINANCIAL INFORMATION
                ($ in thousands, except per share data)


EARNINGS SUMMARY                            Three Months Ended
                                    ----------------------------------
                                         2003
                                     December 31 September 30 June 30
----------------------------------------------------------------------
Net interest income                    $358,784    $343,453  $349,356
Provision for loan losses                44,500      41,800    42,700
                                    ----------------------------------
Net interest income after provision     314,284     301,653   306,656
Noninterest revenues                    223,390     228,785   210,718
Noninterest expenses                    310,793     306,556   298,622
                                    ----------------------------------
Income before income taxes              226,881     223,882   218,752
Income taxes                             68,329      66,494    63,927
                                    ----------------------------------
Net income                             $158,552    $157,388  $154,825
                                    ==================================

Earnings per common share                 $0.45       $0.45     $0.44
Earnings per common share - diluted        0.45        0.45      0.44
Average common shares outstanding       350,067     349,421   349,509
Average common shares outstanding -
 diluted                                355,306     353,317   353,354
End of period common shares
 outstanding                            351,891     350,622   350,477


                                                              Percent
EARNINGS SUMMARY                       Three Months Ended      Change
                                   -------------------------   Versus
                                       2003         2002        Prior
                                     March 31    December 31     Year
----------------------------------------------------------------------
Net interest income                    $363,042    $360,483     (0.5%)
Provision for loan losses                44,700      53,450    (16.7%)
                                   -------------------------
Net interest income after provision     318,342     307,033      2.4%
Noninterest revenues                    192,885     192,234     16.2%
Noninterest expenses                    289,606     276,684     12.3%
                                   -------------------------
Income before income taxes              221,621     222,583      1.9%
Income taxes                             66,265      67,376      1.4%
                                   ------------- -----------
Net income                             $155,356    $155,207      2.2%
                                   ============= ===========

Earnings per common share                 $0.44       $0.44      2.3%
Earnings per common share - diluted        0.44        0.44      2.3%
Average common shares outstanding       351,981     353,792
Average common shares outstanding -
 diluted                                355,265     356,784
End of period common shares
 outstanding                            351,645     353,424


                                                              Percent
EARNINGS SUMMARY                              YTD              Change
                                    ------------------------   Versus
                                       2003         2002        Prior
                                    December 31  December 31     Year
------------------------------------------------ ---------------------
Net interest income                  $1,414,635  $1,472,640     (3.9%)
Provision for loan losses               173,700     213,550    (18.7%)
                                    ------------ -----------
Net interest income after provision   1,240,935   1,259,090     (1.4%)
Noninterest revenues                    855,778     739,361     15.7%
Noninterest expenses                  1,205,577   1,126,622      7.0%
                                    ------------ -----------
Income before income taxes              891,136     871,829      2.2%
Income taxes                            265,015     262,682      0.9%
                                    ------------ -----------
Net income                             $626,121    $609,147      2.8%
                                    ============ ===========

Earnings per common share                 $1.79       $1.70      5.3%
Earnings per common share - diluted        1.77        1.68      5.4%
Average common shares outstanding       350,237     358,176
Average common shares outstanding -
 diluted                                354,308     362,329
End of period common shares
 outstanding                            351,891     353,424



KEY PERFORMANCE RATIOS                       Three Months Ended
                                      --------------------------------
                                         2003
                                      December 31 September 30 June 30
----------------------------------------------------------------------
Average shareholders' equity to
 average total assets                     7.05%        7.14%     7.43%
End of period shareholders' equity to
 end of period total assets               7.08         7.11      7.18
Loans net of unearned income to total
 deposits                                96.38        98.85     96.99
Return on average assets (annualized)     1.41         1.44      1.48
Return on average shareholders' equity
 (annualized)                            19.96        20.18     19.95
Book value per common share              $9.18        $8.99     $8.98
Tangible book value per common share     $8.32        $8.13     $8.12
Net interest margin - taxable
 equivalent                               3.61%        3.60%     3.84%
Efficiency ratio                         52.43        52.58     52.26



KEY PERFORMANCE RATIOS  Three Months Ended             YTD
                       ---------------------  -----------------------
                         2003       2002         2003         2002
                       March 31  December 31  December 31  December 31
--------------------------------------------  ------------------------
Average shareholders'
 equity to average total
 assets                    7.60%        7.73%        7.30%       7.86%
End of period
 shareholders' equity to
 end of period total
 assets                    7.42         7.68         7.08        7.68
Loans net of unearned
 income to total
 deposits                 98.92       100.13        96.38      100.13
Return on average assets
 (annualized)              1.54         1.55         1.47        1.58
Return on average
 shareholders' equity
 (annualized)             20.26        20.01        20.08       20.10
Book value per common
 share                    $8.89        $8.82        $9.18       $8.82
Tangible book value per
 common share             $8.03        $7.96        $8.32       $7.96
Net interest margin -
 taxable equivalent        4.11%        4.12%        3.78%       4.37%
Efficiency ratio          51.02        48.98        52.08       49.78


                               Unaudited
                        AmSouth Bancorporation
                     SUMMARY FINANCIAL INFORMATION
                           ($ in thousands)


BALANCE SHEET INFORMATION                 Three Months Ended
AVERAGE BALANCES                --------------------------------------
                                   2003
                                December 31 September 30    June 30
----------------------------------------------------------------------

Loans net of unearned income    $29,263,749  $28,667,773  $28,265,837
Total investment securities(a)   11,158,897   10,008,025    9,086,673
Interest-earning assets(a)       40,609,843   39,075,134   37,708,903
Total assets                     44,697,830   43,315,707   41,917,998
Noninterest-bearing deposits      5,855,497    5,605,708    5,329,351
Interest-bearing deposits(b)     23,952,276   23,598,915   22,766,452
Total deposits(b)                29,807,773   29,204,623   28,095,803
Shareholders' equity              3,151,106    3,094,790    3,112,945


                                                              Percent
BALANCE SHEET INFORMATION              Three Months Ended      Change
AVERAGE BALANCES                   -------------------------   Versus
                                        2003        2002        Prior
                                      March 31   December 31     Year
----------------------------------------------------------------------

Loans net of unearned income        $27,829,798  $26,817,982      9.1%
Total investment securities(a)        8,969,417    8,523,874     30.9%
Interest-earning assets(a)           36,953,359   35,911,164     13.1%
Total assets                         40,942,836   39,837,967     12.2%
Noninterest-bearing deposits          5,144,378    5,050,493     15.9%
Interest-bearing deposits(b)         22,042,248   21,815,373      9.8%
Total deposits(b)                    27,186,626   26,865,866     11.0%
Shareholders' equity                  3,110,406    3,077,837      2.4%


                                                               Percent
BALANCE SHEET INFORMATION                       YTD             Change
AVERAGE BALANCES                     -------------------------  Versus
                                        2003         2002        Prior
                                     December 31  December 31     Year
----------------------------------------------------------------------

Loans net of unearned income         $28,511,159  $25,921,769    10.0%
Total investment securities(a)         9,812,306    8,402,103    16.8%
Interest-earning assets(a)            38,598,165   34,842,384    10.8%
Total assets                          42,730,516   38,564,568    10.8%
Noninterest-bearing deposits           5,486,016    4,907,143    11.8%
Interest-bearing deposits(b)          23,096,600   21,036,391     9.8%
Total deposits(b)                     28,582,616   25,943,534    10.2%
Shareholders' equity                   3,117,362    3,030,901     2.9%


(a) Excludes adjustment for market valuation on available-for-sale securities and certain noninterest-earning marketable equity securities.

(b) Statement 133 valuation adjustments related to time deposits, certificates of deposit of $100,000 or more and other interest-bearing liabilities are included in other liabilities.


BALANCE SHEET INFORMATION                    Three Months Ended
ENDING BALANCES                  -------------------------------------
                                    2003
                                December 31  September 30    June 30
----------------------------------------------------------------------

Loans net of unearned income    $29,339,364  $29,128,404  $28,222,542
Total investment securities(a)   12,036,854   11,011,789   10,522,760
Interest-earning assets(a)       41,521,449   40,341,180   39,296,146
Total assets                     45,615,516   44,342,699   43,784,207
Noninterest-bearing deposits      6,273,835    5,839,977    5,849,456
Interest-bearing deposits        24,166,518   23,628,246   23,249,370
Total deposits                   30,440,353   29,468,223   29,098,826
Shareholders' equity              3,229,669    3,152,834    3,145,575


                                                              Percent
BALANCE SHEET INFORMATION              Three Months Ended      Change
ENDING BALANCES                    -------------------------   Versus
                                        2003        2002        Prior
                                      March 31   December 31     Year
----------------------------------------------------------------------

Loans net of unearned income         $27,698,948  $27,350,918     7.3%
Total investment securities(a)         9,623,430    8,966,778    34.2%
Interest-earning assets(a)            37,811,324   36,475,398    13.8%
Total assets                          42,099,499   40,571,272    12.4%
Noninterest-bearing deposits           5,569,319    5,494,657    14.2%
Interest-bearing deposits             22,431,130   21,820,967    10.7%
Total deposits                        28,000,449   27,315,624    11.4%
Shareholders' equity                   3,125,179    3,115,997     3.6%


(a) Excludes adjustment for market valuation on available-for-sale securities and certain noninterest-earning marketable equity securities.


                               Unaudited
                        AmSouth Bancorporation
                     SUMMARY FINANCIAL INFORMATION
                           ($ in thousands)


NONPERFORMING
 ASSETS                                            2003       2002
                December 31 September 30 June 30 March 31  December 31
---------------------------------------------------------- -----------
Nonaccrual
 loans(c)          $110,153    $120,793 $127,645 $149,551    $158,829
Foreclosed
 properties          32,616      35,163   40,656   34,622      33,828
Repossessions         4,986       5,890    7,058    7,082       4,346
                ------------------------------------------ -----------
Total
 nonperforming
 assets(c)         $147,755    $161,846 $175,359 $191,255    $197,003
                ========================================== ===========

Nonperforming
 assets to loans
 net of unearned
 income, foreclosed
 properties and
 repossessions         0.50%       0.55%    0.62%    0.69%       0.72%


Accruing loans 90
 days past due      $67,460     $72,588  $67,454  $80,585     $91,045
                ========================================== ===========

(c) Exclusive of accruing loans 90 days past due


ALLOWANCE FOR
 LOAN LOSSES                                       2003       2002
                     4th       3rd       2nd       1st         4th
                   Quarter   Quarter   Quarter   Quarter     Quarter
---------------------------------------------------------- -----------
Balance at
 beginning of
 period            $384,059  $384,011  $383,936  $381,579    $379,878
Loans charged off   (56,403)  (55,102)  (55,565)  (52,988)    (61,334)
Recoveries of
 loans previously
 charged off         11,968    13,350    12,940    10,645       9,585
                ------------------------------------------ -----------
Net Charge-offs     (44,435)  (41,752)  (42,625)  (42,343)    (51,749)
Addition to
 allowance
 charged to
 expense             44,500    41,800    42,700    44,700      53,450
                ------------------------------------------ -----------
Balance at end
 of period         $384,124  $384,059  $384,011  $383,936    $381,579
                ========================================== ===========

Allowance for
 loan losses to
 loans net of
 unearned income       1.31%     1.32%     1.36%     1.39%       1.40%
Net charge-offs
 to average
 loans net of
 unearned income(d)    0.60%     0.58%     0.60%     0.62%       0.77%
Allowance for
 loan losses to
 nonperforming
 loans(c)            348.72%   317.95%   300.84%   256.73%     240.25%
Allowance for
 loan losses to
 nonperforming
 assets(c)           259.97%   237.30%   218.99%   200.75%     193.69%

(c) Exclusive of accruing loans 90 days past due
(d) Annualized




    CONTACT: AmSouth Bancorporation
             Investment Community:
             List Underwood, 205-801-0265
             or
             News Media:
             Rick Swagler, 205-801-0105